UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 24, 2013

United Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East
Blairsville, Georgia 30512
(Address of principal executive offices)

Registrant's telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 24, 2013, United Community Banks, Inc. (the “Registrant”) issued a news release announcing its financial results for the quarter ended September 30, 2013 (the “News Release”). The News Release, including financial schedules, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with issuing the News Release, on October 24, 2013 at 11:00 a.m. EDT, the Registrant intends to hold a conference call/webcast to discuss the News Release. In addition to the News Release, during the conference call the Registrant intends to discuss certain financial information contained in the Third Quarter 2013 Investor Presentation (the “Investor Presentation”), which will be posted to the Registrant’s website at www.ucbi.com. The Investor Presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The presentation of the Registrant’s financial results includes core earnings measures, which are measures of performance determined by methods other than in accordance with generally accepted accounting principles, or GAAP. Management included non-GAAP core earnings measures because it believes they are useful for evaluating the Registrant’s operations and performance over periods of time, and uses core earnings measures in managing and evaluating the Registrant’s business and intends to refer to them in discussions about the Registrant’s operations and performance. Core earnings measures exclude credit related costs such as the provision for loan losses and foreclosed property expense, securities gains and losses, income taxes and other items of a non-recurring nature. Core earnings measures are useful in evaluating the underlying earnings performance trends of the Registrant. Management believes these non-GAAP performance measures may provide users of the Registrant’s financial information with a meaningful measure for assessing the Registrant’s financial results and comparing those financial results to prior periods.

Core earnings measures should be viewed in addition to, and not as an alternative to or substitute for, the Registrant’s performance measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.___	Description
99.1 99.2	News Release, dated October 24, 2013 Investor Presentation, Third Quarter 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Rex S. Schuette
Rex S. Schuette Executive Vice President and
Chief Financial Officer

Date: October 24, 2013